EXHIBIT 99.1


[SYNOVICS PHARMACEUTICALS, INC. LOGO]


COMPANY CONTACT:                               INVESTOR CONTACTS:
Synovics Pharmaceuticals, Inc.                 Sharon Will
Ronald Howard Lane, Ph.D.                      Saggi Capital Corp.
Chairman and CEO                               (352) 595-1391
(602) 508-0112                                 sharon@saggicapital.com
www.synovics.com


                 SYNOVICS PHARMACEUTICALS FINALIZES AGREEMENT TO
                  IN-LICENSE OTC GENERIC VERSION OF OMEPRAZOLE

              NEW DRUG APPLICATION TARGETED FOR SECOND HALF OF 2007

PHOENIX - (MAY 7, 2007) - SYNOVICS PHARMACEUTICALS, INC. (OTCBB: SYVC), a specialty pharmaceutical company, today announced it has finalized a definitive agreement for a previously announced binding letter of intent for exclusive, world-wide rights to develop and commercialize PharmPro Division of Fluid Air Inc.'s proprietary over-the-counter (OTC) version of omeprazole. The U.S. market for the branded omeprazole OTC is greater than $600 million. There is presently no approved omeprazole OTC product competitive to the brand for the U.S. market. Synovics plans to submit an application to the U.S. Food and Drug Administration
(FDA) for approval to manufacture and sell omeprazole OTC in the second half of 2007.

In conjunction with the in-license agreement, Synovics made front-end payments totaling $500,000 to Fluid Air. The Company has milestone payment obligations to Fluid Air during the development and launch of the drug. Upon approval by the FDA for product manufacture and launch, Synovics will have an ongoing obligation to make payments of royalties based on gross revenue.

"Having a drug with the market potential of omeprazole OTC is a very significant event for the Company and we are pleased to partner with Fluid Air," said Synovics President and COO, David Coffin-Beach. "Fluid Air will undertake the chemical, manufacturing and control (CMC) development work for the product using its state-of-the art-manufacturing facilities and patented DuraGran process as an integral element of the manufacturing procedure. Following successful manufacture of the requisite drug registration batches, Synovics will move into pivotal bioequivalence clinical trials. We are currently targeting the second half of 2007 to file a product registration dossier with the FDA. Omeprazole OTC is the first in a series of potential drug candidates to be introduced to Synovics through our marketing and consulting partnership with VCG & A, Inc.
(VCG)."

Mike Schultz, Managing Partner of VCG, stated, "Obtaining rights to omeprazole OTC represents the first milestone in our relationship with Synovics. Our projections indicate that if trends continue through the rest of the year, the branded omeprazole OTC could have a continuing growth of sales in 2007. The timely filing and approval of this drug by the FDA could be defining

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events for Synovics as this drug  candidate  has  substantial  upside  potential revenue generation, as well as its strategic affect on Synovics' position in the generic market. Omeprazole OTC also fits well with Synovics' new strategic direction and planned drug development program. VCG is assisting Synovics in creating and implementing a sales and marketing plan as part of their overall product development program for omeprazole OTC."

ABOUT OMEPRAZOLE

Omeprazole is in a class of drugs called proton pump inhibitors (PPI), which block the production of acid by the stomach. Proton pump inhibitors are used for the treatment of conditions such as ulcers, gastroesophagel reflux disease
(GERD), and the Zollinger-Ellison Syndrome, which are all caused by stomach acid. As a PPI, omeprazole blocks the enzyme in the wall of the stomach that produces acid. By blocking the enzyme, the production of acid is decreased, which allows the stomach and esophagus to heal.

ABOUT SYNOVICS

Synovics is a specialty pharmaceutical company engaged in the development, manufacturing and commercialization of prescription Oral Control Release (ORC) generic and Immediate Release (IR) drugs, improved formulations of previously approved drugs and OTC drugs. The Company has two operating subsidiaries, Kirk Pharmaceuticals, Inc. and ANDAPharm, Inc., which manufacture and sell OTC and prescriptions private label drugs respectively. In July 2006 Synovics announced the approval of its first ANDA by the FDA, 500 mg metformin XR. In March 2007, the Company announced that it had entered into a binding letter of intent for exclusive, world-wide rights to the development and commercialization of the PharmPro Division of Fluid Air Inc.'s proprietary OTC version of omeprazole.

"SAFE HARBOR" STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE STATEMENTS MADE IN THIS PRESS RELEASE CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE
MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. FORWARD-LOOKING STATEMENTS CAN BE IDENTIFIED BY THEIR USE OF WORDS SUCH AS "EXPECTS," "PLANS" "PROJECTS," "WILL," "MAY," "ANTICIPATES," "BELIEVES," "SHOULD," "INTENDS," "ESTIMATES" AND OTHER WORDS OF SIMILAR MEANING. BECAUSE SUCH STATEMENTS INHERENTLY INVOLVE RISKS AND UNCERTAINTIES THAT CANNOT BE PREDICTED OR QUANTIFIED, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS DEPENDING UPON A NUMBER OF FACTORS AFFECTING THE COMPANY'S BUSINESS. THESE FACTORS INCLUDE, AMONG OTHERS: THE DIFFICULTY IN PREDICTING THE TIMING AND OUTCOME OF PRODUCT DEVELOPMENT INCLUDING BIOSTUDIES DEMONSTRATING "BIOEQUIVALENCY," OUTCOME OF ANY PENDING OR POTENTIAL LEGAL PROCEEDINGS, INCLUDING PATENT-RELATED MATTERS SUCH AS PATENT CHALLENGE SETTLEMENTS AND PATENT INFRINGEMENT CASES; THE OUTCOME OF LITIGATION ARISING FROM CHALLENGING THE VALIDITY OR NON-INFRINGEMENT OF PATENTS COVERING ITS PRODUCTS; OUTCOME OF THE DISPUTE RESOLUTION WITH NOSTRUM CONCERNING THE COMPANY'S TECHNOLOGY LICENSE, RIGHTS TO DEVELOPMENT AND MARKET PRODUCTS BASED ON THE USE OF THE TECHNOLOGY, AND RELATED MATTERS INCLUDING THE COMPANY'S LICENSED RIGHTS TO THE FOUR GENERIC DRUG CANDIDATES, SNG1001a, SNG1002a, SNG1003a, b AND c, AND SNG1004a, b AND c AND ITS FDA APPROVED METFORMIN XR 500MG GENERIC DRUG; THE DIFFICULTY OF PREDICTING THE TIMING OF FDA APPROVALS; COURT AND FDA DECISIONS ON EXCLUSIVITY PERIODS; THE ABILITY OF COMPETITORS TO EXTEND EXCLUSIVITY PERIODS FOR THEIR PRODUCTS; THE COMPANY'S ABILITY TO COMPLETE PRODUCT DEVELOPMENT ACTIVITIES IN THE TIMEFRAMES AND FOR THE COSTS IT EXPECTS; MARKET AND CUSTOMER ACCEPTANCE AND DEMAND FOR ITS PRODUCTS; THE COMPANY'S POSSIBLE DEPENDENCE ON REVENUES FROM SIGNIFICANT CUSTOMERS; THE USE OF ESTIMATES IN THE PREPARATION OF THE COMPANY'S FINANCIAL STATEMENTS; THE POTENTIAL FOR COMPETITORS TO FILE ANDAS PRIOR TO ANY FILING BY THE COMPANY PERTAINING TO THE SAME TARGET BRAND; THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING ON PRODUCTS, INCLUDING THE LAUNCH OF AUTHORIZED GENERICS; THE ABILITY TO LAUNCH NEW PRODUCTS IN THE

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TIMEFRAMES IT EXPECTS;  THE  AVAILABILITY OF RAW MATERIALS;  THE AVAILABILITY OF
ANY PRODUCT IT MAY PURCHASE; THE REGULATORY ENVIRONMENT; THE COMPANY'S EXPOSURE TO PRODUCT LIABILITY AND OTHER LAWSUITS AND CONTINGENCIES; THE INCREASING COST OF INSURANCE AND THE AVAILABILITY OF PRODUCT LIABILITY INSURANCE COVERAGE; THE COMPANY'S TIMELY AND SUCCESSFUL COMPLETION OF STRATEGIC INITIATIVES, INCLUDING INTEGRATING COMPANIES AND PRODUCTS IT MAY ACQUIRE AND IMPLEMENTING ITS NEW
ENTERPRISE   RESOURCE  PLANNING  SYSTEM;   FLUCTUATIONS  IN  OPERATING  RESULTS,
INCLUDING   THE  EFFECTS  ON  SUCH  RESULTS  FROM   SPENDING  FOR  RESEARCH  AND
DEVELOPMENT, SALES AND MARKETING ACTIVITIES AND PATENT CHALLENGE ACTIVITIES; THE INHERENT UNCERTAINTY ASSOCIATED WITH FINANCIAL PROJECTIONS; THE OUTCOME OF
ONGOING   EFFORTS  TO  IMPROVE  KIRKS   OPERATIONAL   EFFICIENCY   AND  CUSTOMER
PERFORMANCE; CHANGES IN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, FLUCTUATIONS IN OPERATING RESULTS; CAPITAL ADEQUACY; STATEMENTS OF FUTURE PLANS RELATING TO THE COMPANY'S CAPITAL NEEDS, PRODUCT DEVELOPMENT AND FILINGS WITH THE FDA,
BUSINESS  AND  GROWTH  STRATEGIES;   STATEMENTS   SPECIFICALLY   CONCERNING  THE
SUCCESSFUL CLOSING OF ACQUISITIONS, AND SATISFYING CLOSING CONDITIONS OF ANY FUTURE FINANCIAL TRANSACTIONS INCLUDING DEBT OR EQUITY REQUIREMENTS, REGULATORY REQUIREMENTS; AND MEETING CONDITIONS SET BY POTENTIAL EQUITY INVESTORS, RELIANCE ON KEY STRATEGIC ALLIANCES, CAPITAL MARKETS, AND IN GENERAL RISKS RELATED TO THE REGULATORY ENVIRONMENT AND GOVERNMENT APPROVAL PROCESSES, AND ANY OTHER RISKS DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESS RELEASE SPEAK ONLY AS OF THE DATE THE STATEMENT WAS MADE. THE COMPANY UNDERTAKES
NO  OBLIGATION   (NOR  DOES  IT  INTEND)  TO  PUBLICLY   UPDATE  OR  REVISE  ANY
FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT TO THE EXTENT REQUIRED UNDER APPLICABLE LAW.




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